UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2025

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Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 892-1588
(Registrant's telephone number, including area code)
_______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 15, 2025, Sunnova Energy International Inc. (the “Company”) and the other parties to the Forbearance Agreement (as defined below) agreed by email correspondence to an extension (the “Amendment”) of that certain Forbearance Agreement, dated as of May 2, 2025 (as amended, the “Forbearance Agreement”), by and among the Company, Sunnova Energy Corporation (“SEC”), Sunnova Intermediate Holdings, LLC and certain beneficial holders or investment managers or advisors for such beneficial holders (collectively, the “Supporting Holders”) of SEC’s 11.750% Senior Notes due 2028 (the “11.750% Notes”) and SEC’s 5.875% Senior Notes due 2026 (the “5.875% Notes” and, together with the 11.750% Notes, the “Notes”), relating to the Notes.

As previously announced, the Company elected to defer making an interest payment on the 11.750% Notes of approximately $23.5 million due on April 1, 2025 (the “Specified Default”) and enter the 30-day grace period under the indenture governing the 11.750% Notes (the “11.750% Notes Indenture”), which expired on May 1, 2025. Pursuant to the 11.750% Notes Indenture, a failure to make the interest payment by the expiration of the grace period constitutes an “Event of Default” under such indenture, which would entitle the trustee under the 11.750% Notes Indenture or the holders of at least 30% in aggregate principal amount of the outstanding 11.750% Notes to accelerate the maturity thereof. An Event of Default under the 11.750% Notes Indenture causes a cross-default under the indenture governing the 5.875% Notes (the “5.875% Notes Indenture” and such default, the “Cross-Default”), which would entitle the trustee under such indenture or the holders of at least 30% in aggregate principal amount of the outstanding 5.875% Notes to accelerate the maturity thereof.

As previously disclosed in the Current Report on Form 8-K filed on May 2, 2025, the Forbearance Agreement provided that, from May 2, 2025 until May 8, 2025, or the occurrence of another Event of Termination (as defined in the Forbearance Agreement) (the “Forbearance Period”), the Supporting Holders would (i) forbear from exercising any of their rights and remedies, including with respect to an acceleration, under 5.875% Notes Indenture or 11.750% Notes Indenture, as applicable, or applicable law with respect to the Specified Default and the Cross-Default and (ii) in the event that the applicable trustee or any holder or group of holders declares the Notes to be due and payable immediately (an “Acceleration”) during the Forbearance Period, to deliver written notice to the applicable trustee to rescind such Acceleration and its consequences and take all other action in their power to cause such Acceleration to be rescinded and annulled. In addition, during the Forbearance Period, each Supporting Holder (severally and not jointly) agreed that it (individually or collectively) will not deliver any notice or instruction to the applicable trustee directing the applicable trustee to exercise during the Forbearance Period any of the rights and remedies under 5.875% Notes Indenture or 11.750% Notes Indenture, as applicable, or applicable law with respect to the Specified Default and the Cross-Default. During the Forbearance Period, each of the Supporting Holders is prohibited from transferring the 5.875% Notes or 11.750% Notes, as applicable, except to a party who is already a Supporting Holder or who, prior to such transfer, agrees to be bound by all of the terms of the Forbearance Agreement.

Further, as previously disclosed in the Current Report on Form 8-K filed on May 8, 2025, the Company and the other parties to the Forbearance Agreement extended the Forbearance Period until the earlier of (i) May 15, 2025 and (ii) the occurrence of another Event of Termination. The Amendment further extends the Forbearance Period until the earlier of (i) May 22, 2025 and (ii) the occurrence of another Event of Termination.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (the “Current Report”) contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended , and Section 21E of the Securities Exchange Act of 1934, as amended . Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the Company’s ability to continue as a going concern, access its existing financing availability, execute liability management transactions or otherwise meet its liquidity needs and to successfully execute its business and financial strategies. All statements, other than statements of historical fact, are forward-looking statements. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the risks and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and subsequent Quarterly Reports on Form 10-Q. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: May 15, 2025	By:	/s/ Robyn Liska
Name: Robyn Liska
Title: Interim Chief Financial Officer